SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate  box:

[ ] Preliminary proxy statement

[X] Definitive proxy statement
                                [ ] Confidential, For Use of the Commission Only
                                   (as permitted by 14a-6(e)(2))

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               LANTRONIX,  INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]  No  fee  required

[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

     (2)  Form,  schedule  or  registration  statement  no.:

     (3)  Filing  party:

     (4)  Date  filed:

                                 LANTRONIX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 18, 2004
                             9:00 A.M. PACIFIC TIME

TO  THE  STOCKHOLDERS  OF  LANTRONIX,  INC.:

     NOTICE  IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Stockholders  of
Lantronix, Inc., a Delaware corporation (the "Company"), will be held on THURSDAY, NOVEMBER 18, 2004, at 9:00 a.m., Pacific Time, at the corporate headquarters of Lantronix, Inc. at 15353 Barranca Parkway, Irvine, CA 92618, for the following purposes:

1. To elect two (2) directors to serve until the 2007 Annual Meeting of Stockholders (notwithstanding item 3);

2. To replenish the Lantronix, Inc. 2000 Employee Stock Purchase Plan with 750,000 shares of common stock;

3. To declassify the board of directors to allow for annual election of all directors and amend the Lantronix, Inc. Certificate of Incorporation accordingly;

4. To ratify the appointment of Ernst & Young LLP as independent registered public accountants of the Company for the year ending June 30, 2005; and

5. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The foregoing business items are more fully described in the following pages which are made part of this Notice. Stockholders of record at the close of business on Friday, September 24, 2004, may attend and vote at the Annual Meeting. If you will not be attending the meeting, we request you vote your shares as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the Proxy or voting instruction form in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

H.K.  Desai
Chairman
Board  of  Directors

Irvine,  California
October  18,  2004


IMPORTANT: WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                 LANTRONIX, INC.
                             CORPORATE HEADQUARTERS
                             15353 BARRANCA PARKWAY
                            IRVINE, CALIFORNIA 92618
                                 (949) 453-3990
                                WWW.LANTRONIX.COM

                              _____________________

             PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS
                              _____________________

     The enclosed Proxy is solicited on behalf of Lantronix, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, November 18, 2004, at 9:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the corporate office of Lantronix, Inc. at 15353 Barranca Parkway, Irvine, CA 92618.

     These proxy solicitation materials, which include the Proxy Statement, Proxy, and Form 10-K/A, were first mailed on or about October 18, 2004, to all stockholders entitled to vote at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD  DATE

     Stockholders of record at the close of business on September 24, 2004 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. Presence in person or by Proxy of a majority of the shares of common stock outstanding on the Record Date is required for a quorum. As of the close of business on the Record Date, 58,447,146 Shares of Common Stock, par value of $0.0001 per share, were issued and outstanding and were the only class of voting securities outstanding.

REVOCABILITY  OF  PROXIES

     Properly executed and unrevoked proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. Where no instructions are specified, the proxies will be voted in favor of all proposals set forth in the Notice of Meeting.

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

- filing a written notice of revocation with our Secretary at our principal executive office (15353 Barranca Parkway, Irvine, California 92618);

- filing with our Secretary at our principal executive office (15353 Barranca Parkway, Irvine, California 92618) a properly executed proxy showing a later date; or

-    attending  the  meeting  and  voting  in  person  by  ballot.

OUR  VOTING  RECOMMENDATIONS

     The  Board  of  Directors  recommends  that  you  vote:

- "FOR" the Nominees to serve as directors until the 2007 Annual Meeting of Stockholders (notwithstanding the third item);

- "FOR" the replenishment of the Lantronix, Inc. 2000 Employee Stock Purchase Plan with 750,000 shares of Lantronix common stock;

- "FOR" amendment of the Lantronix, Inc. Certificate of Incorporation to effect the declassification of the board of directors to allow for annual election of all directors; and

- "FOR" the ratification of the appointment of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending June 30, 2005.

VOTING  AND  SOLICITATION

     Each share of Common Stock outstanding on the Record Date of September 24, 2004, will be entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     By signing and returning the proxy card according to the enclosed instructions, you are enabling Marc Nussbaum, Chief Executive Officer and Vincent J. Roth, Deputy General Counsel, who are named on the proxy card as "proxy holders," to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

     Shares of Common Stock represented by properly dated, executed, and returned Proxies will, unless such Proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted:
(i) FOR the election of each of the Company's nominee(s) for director; and (ii) "FOR" the replenishment of the Lantronix, Inc. 2000 Employee Stock Purchase Plan with 750,000 shares of Lantronix common stock; and (iii) "FOR" the declassification of the board of directors to allow for annual election of all directors; and (iv) "FOR" the ratification of the appointment of Ernst & Young LLP as independent registered public accountants of the Company for the fiscal year ending June 30, 2005. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

     We will pay the costs of soliciting Proxies from stockholders, including the preparation, assembly, printing and mailing of proxy solicitation materials. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward these materials to the beneficial owners of Common Stock. We may reimburse brokerage firms and other such persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the directors, officers and employees of the Company, without additional compensation, personally or by telephone, telegram, letter or facsimile.

HOUSEHOLDING

     In an effort to reduce printing costs and postage fees, the Company has adopted a practice approved by the Securities and Exchange Commission ("SEC") called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Company's proxy materials unless one or more of these stockholders notifies the Company that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

     If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618, Attention: Investor Relations, or visit the Company's website at www.lantronix.com. You may also contact the
                                     -----------------
Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "WITHHELD FROM," "ABSTAIN," or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     Although the law in Delaware is unclear as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of Votes Cast for or against a proposal.


                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Requirements for Stockholder Proposals to be Considered for Inclusion in our 2005 Proxy Materials. Stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in our 2005 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618, no later than June 13, 2005 or the date which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2005 Proxy Statement.

     Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Under our Bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2005 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618, for the 2005 Annual Meeting of Stockholders. Such proposal or nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 120 days prior to the date of the 2005 Annual Meeting. Note, however, that in the event we provide less than 70 days notice or prior public disclosure to stockholders of the date of the 2005 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the 2005 Annual Meeting was mailed or public disclosure was made. For example, if we provide notice of our 2005 Annual Meeting on September 18, 2005, for a 2005 Annual Meeting on November 17, 2005, any such proposal or nomination will be considered untimely if submitted to us after September 28, 2005. As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such proposal after the deadline computed in accordance with our Bylaws (the "Bylaw Deadline"), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2005 Annual Meeting.

     The rules of the SEC also establish a different deadline for submission of stockholder proposals that are not intended to be included in our Proxy Statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2005 Annual Meeting is August 27, 2005, or the date which is 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement. If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, our Proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Annual Meeting.

     Because the Bylaw Deadline is not capable of being determined until we publicly announce the date for our 2005 Annual Meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2005 Annual Meeting and we believe that our Proxy holders at such meeting would be allowed to use the discretionary authority granted by the Proxy to vote against the proposal at such meeting without including any disclosure of the proposal in the Proxy Statement relating to such meeting.

     We have not been notified by any stockholder of his, her or its intent to present a stockholder proposal from the floor at the 2004 Annual Meeting. The enclosed Proxy grants the Proxy holders discretionary authority to vote on any matter properly brought before the 2004 Annual Meeting, including any stockholder proposals received between the date of this Proxy Statement and the Bylaw Deadline for the 2004 Annual Meeting, which is October 21, 2004, or the date which is ten calendar days after the date this Proxy Statement is mailed.

     If a stockholder wishes to nominate a candidate for director, the stockholder's notice shall also include the following information for the candidate: (i) name, age, business address and residence address, (ii) principal occupation or employment of such nominee, (iii) class and number of shares of our stock beneficially owned by such nominee, (iv) any other information required by the 1934 Act, and such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. The stockholder giving notice shall also include his/her/its (i) name and address as they appear on the Company's books, (ii) the class and number of our shares which such stockholder owns on the date of such notice, and (iii) a description of all arrangements between the stockholder and the nominee. A copy of the full text of our bylaws is available from our Secretary upon written request.

NOMINATION  OF  DIRECTOR  CANDIDATES

     The Corporate Governance and Nominating Committee considers candidates for board membership that our Board of Directors, management or stockholders suggest. It is the policy of the Corporate Governance and Nominating Committee to consider recommendations for candidates to our Board of Directors from stockholders. The Corporate Governance and Nominating Committee will consider persons recommended by our stockholders in the same manner as a nominee recommended by our Board of Directors, individual board members or management. The Corporate Governance and Nominating Committee assesses the appropriate skills and characteristics of a nominee based on the composition of the board as a whole and in such other areas as a nominee's qualification as independence, diversity, skills, age and experience in such areas as operations, finance, marketing and sales.

     In addition, a stockholder may nominate a person directly for election to our Board of Directors at an annual meeting of our stockholders provided they meet the requirements set forth in our bylaws and the rules and regulations of the Securities and Exchange Commission related to stockholder proposals. The process for properly submitting a stockholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled "Deadline for Receipt of Stockholder Proposals."

STOCKHOLDER  COMMUNICATIONS  WITH  OUR  BOARD  DIRECTORS

     Stockholders may communicate directly with our Board of Directors by writing to them c/o Lantronix, Inc., 15353 Barranca Parkway, Irvine, California 92618. Unless the communication is marked "confidential," our Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Corporate Governance and Nominating Committee. Any stockholder communication marked "confidential" will be logged as "received," but will not be reviewed by the Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Corporate Governance and Nominating Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Secretary will log the date of receipt of the communication as well as the identity of the correspondent, for non-confidential communications, in the Company's stockholder communications log.

CERTAIN  FINANCIAL  INFORMATION  AND  CERTIFICATIONS

     Please take note that the Company's financial statements and related information, as well as the required certifications as promulgated pursuant to the Sarbanes-Oxley Act of 2002, are as set forth in its Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on October 12, 2004, and are incorporated herein by this reference. A copy of the Annual Report on Form 10-K/A is enclosed with this Proxy Statement.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

NOMINEES

     Our  Board  of  Directors  is  currently  composed of four (4) members. Our
Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, with each class serving staggered three-year terms. The first class consists of two directors, the second class consists of one director and the third class consists of one director. Directors HOWARD T. SLAYEN and H.K. DESAI are the Class I directors whose terms expire at the 2004 Annual Meeting of Stockholders. Director Thomas W. Burton is the Class II director whose term expires at the 2005 Annual Meeting of Stockholders. Director Kathryn Braun Lewis is the Class III director whose term expires at the 2006 Annual Meeting. Thus, Howard T. Slayen and H.K. Desai are nominated for reelection (the "Nominees"). All of the directors, including the Class I Nominees, are incumbent directors. There are no family relationships among any directors or executive officers, including the Nominees.

     The term of each class of directors expires at the third annual meeting following the date of expiration described above. A director elected to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) will serve for the remainder of the term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified. If elected at the Annual Meeting, the Class I Nominees would serve until the 2007 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal, or as otherwise modified by Proposal Three below.

     Unless otherwise instructed, the holders of Proxies solicited by this Proxy Statement will vote the Proxies received by them for the Class I Nominees. Directors are elected by a plurality (excess of Votes Cast over opposing nominees) of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by signed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. We are not aware of any reason that the Nominees will be unable or will decline to serve as directors. The Board of Directors recommends a vote "FOR" the election of the Nominees.

     The names of the members of our Board of Directors, including the Class I Nominees, their ages as of September 24, 2004, and certain information about them, are set forth below.


Name                     Age     Position
-----------------------  ---     ---------------------------------------
H.  K.  Desai  (1)        58     Chairman  of  the  Board  of  Directors
Thomas  W.  Burton        58     Director
Kathryn  Braun  Lewis     53     Director
Howard  T.  Slayen  (1)   57     Director

(1)     Denotes  Nominees  for  election  at 2004 Annual Meeting of Stockholders


     H. K. Desai was elected Chairman of the Board of Directors on May 29, 2002. He has served as a director on the Board of Directors since October 2000. Mr. Desai is currently the Chief Executive Officer of QLogic Corporation, a company that provides end-to-end connectivity for storage area networks. From 1995 to 1996, Mr. Desai was the President and Chief Technical Officer of QLogic. From 2000 to 2003, Mr. Desai served on the board of Microsemi Corporation, a supplier of analog integrated circuits and power and signal discrete semiconductors.

     Thomas W. Burton has been a member of our Board of Directors since our inception in 1989. Mr. Burton is an attorney and has operated his own law office, Thomas W. Burton, PLC since June 1999. From January 1994 to June 1999, Mr. Burton served with the law firm of Cummins & White, LLP.

     Kathryn Braun Lewis was elected to the Board of Directors in October 2002. She currently serves on the Board of Directors of Share Our Selves and THINK Together, both Orange County charities. She has also served as a director of two other public companies since 1994. Ms. Lewis retired from Western Digital in 1998. During her eighteen-year tenure at Western Digital, she was promoted from various management and executive positions to President and Chief Operating
Officer of the Personal Storage Division (PSD) and was responsible for the worldwide operations including research and development, manufacturing, and marketing of the world's second largest supplier of hard drives for personal computers.

     Howard T. Slayen was elected to the Board of Directors in August 2000. From June 2001 to present, Mr. Slayen has been providing independent financial consulting services to various organizations and clients. From September 1999 to May 2001, Mr. Slayen was Executive Vice President and Chief Financial Officer of Quaartz Inc., a web-hosted communications business. From 1971 to September 1999, Mr. Slayen held various positions with PricewaterhouseCoopers/Coopers & Lybrand including his last position as Corporate Finance Partner.

BOARD  MEETINGS  AND  COMMITTEES

     The Board of Directors of the Company held a total of five (5) meetings during the fiscal year ended June 30, 2004. Our Board of Directors has determined that each member of the Board of Directors is independent as per Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. Each member of the committees meets the independence standards of Rule 4200(a)(15) of the Nasdaq National market. Certain matters were approved by the Board of Directors, or a Committee of the Board of Directors, by unanimous written consent. The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each Committee has a written charter approved by the Board of Directors.




NAME OF COMMITTEE          FUNCTIONS OF THE COMMITTEE       NUMBER OF MEETINGS IN THE FISCAL
AND MEMBERS                                                    YEAR ENDING JUNE 30, 2004
AUDIT COMMITTEE         *Selects independent registered                                    5
Howard Slayen, Chair     public accountants
Thomas Burton           *Reviews scope and results of
Kathryn Braun Lewis      year-end audit with management
                         and independent registered
                         public accountants
                        *Reviews Company's accounting
                         principals and system of internal
                         accounting controls
                        *Determines investment policy
                         and oversees its implementation

COMPENSATION COMMITTEE  *Reviews and approves salaries,                                    4
Thomas Burton, Chair     bonuses, and other benefits
H.K. Desai               payable to the Company's
Howard Slayen            executive officers
Kathryn Braun Lewis     *Oversees the Company's
                         equity incentive plans
                        *Reviews and recommends general
                         policies relating to
                         compensation and benefits


                                        7


NAME OF COMMITTEE          FUNCTIONS OF THE COMMITTEE       NUMBER OF MEETINGS IN THE FISCAL
AND MEMBERS                                                    YEAR ENDING JUNE 30, 2004

CORPORATE GOVERNANCE    *Oversees Chief Executive Officer                                  3
AND NOMINATING           and senior management
COMMITTEE               *Ensures directors take a
H.K. Desai, Chair        proactive, focused approach to
Thomas Burton            their positions
Howard Slayen           *Sets the highest standards of
                         responsibility and ethics
                        *Recommends nomination of
                         board members
                        *Assists with succession planning
                         for executive management
                         positions
                        *Oversees and evaluates board
                         evaluation process
                        *Evaluates composition,
                         organization and governance of
                         board and its committees

     Each director is expected to attend each meeting of the Board of Directors and those Committees on which such director serves. All of our directors attended at least 75% of the meetings of the Board of Directors and any applicable committee on which such person served, held during the fiscal year ending June 30, 2004.



PRIMARY  FUNCTIONS  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors, which is elected by our stockholders, oversees the conduct of our business by management and reviews our financial objectives, major corporate plans, strategies, actions and major capital expenditures. Our directors are expected to promote the best interests of our stockholders in terms of corporate governance, fiduciary responsibilities, compliance with laws and regulations, and maintenance of accounting and financial controls. Our directors participate in the selection, evaluation and, where appropriate, replacement of our chief executive officer. Directors also provide input to our CEO for the evaluation and recruitment of our principal senior executives.

AUDIT  COMMITTEE

     Our Board of Directors adopted a written charter for the Audit Committee on May 18, 2000, which was amended on August 27, 2003 and on September 30, 2004. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A. Our Board of Directors has determined that Mr. Howard Slayen is an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission. All members of the Audit Committee are "independent," as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the 1934 Act. Mr. Slayen serves as chairman of our Audit Committee. For additional information regarding the Audit Committee, see "Audit Committee Report Year Ended June 30, 2004" in this Proxy Statement.

COMPENSATION  COMMITTEE

     Our Board of Directors adopted a written charter for the Compensation Committee May 18, 2000. Our Compensation Committee currently consists of Mr. Thomas Burton, Mr. H.K. Desai, Ms. Kathryn Braun Lewis and Mr. Howard Slayen, each of whom is a non-management member of our Board of Directors. Mr. Burton serves as chairman of our Compensation Committee. For additional information regarding the Compensation Committee, see "Compensation Committee Report" in this Proxy Statement.

CORPORATE  GOVERNANCE  AND  NOMINATING  COMMITTEE

     Our Board of Directors formed a Corporate Governance and Nominating Committee on August 16, 2002 and adopted its written charter on October 1, 2002. Our Corporate Governance and Nominating Committee currently consists of Mr. Thomas Burton, Mr. H.K. Desai and Mr. Howard Slayen. None of the current members of the Corporate Governance and Nominating Committee is an employee of Lantronix and each is independent under the listing requirements of the Nasdaq National Market. Mr. H.K. Desai serves as chairman of the Corporate Governance and Nominating Committee.

CODE  OF  ETHICS  AND  COMPLAINT  PROCEDURES

     Our Board of Directors adopted a Code of Conduct and Business Ethics that is applicable to all employees, executive officers and members of the Board of Directors. This code is intended to promote and require ethical conduct among our directors, executive officers and employees. A copy of the code is available upon request, without charge, to the Secretary, at 15353 Barranca Parkway, Irvine, California 92618, and complies with the rules of the SEC and the listing standards of the Nasdaq Stock Market. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of a member of our senior management or the Audit Committee, as appropriate, and handled in accordance with procedures established by the Audit Committee with respect to such matters.

DIRECTOR  COMPENSATION

     Each director receives $24,000 cash compensation annually for his/her services as a director. The Chair of the Compensation Committee, instead, receives $26,000 annually. The Chair of the Audit Committee instead receives $28,000 and the Chair of the Board instead receives $35,000 annually. The annual retainers are based on four (4) in-person meetings per year, one (1) per quarter. Directors also receive $1,000 for each additional full-day in-person meeting in excess of 1 meeting per quarter or $500 for a meeting that lasts less than four hours.

     Members of the Board of Directors who are not employees of the Company, or any parent or subsidiary of the Company ("Non-Employee Directors"), are eligible to participate in the Company's 2000 Stock Plan. Under the 2000 Stock Plan, Non-Employee Directors receive annual, automatic, non-discretionary grants of nonstatutory stock options. Each Non-Employee Director automatically receives an option to purchase 25,000 shares of the Company's common stock on the date he or she first becomes a Non-Employee Director. Thereafter, each Non-Employee Director automatically receives an option to purchase 25,000 shares of the Company's common stock following each annual meeting of the Company's stockholders, if immediately after such meeting, he or she will continue to serve on the Board and has served on the Board for at least the preceding 6 months. The exercise price for these options is 100% of the fair market value of the Shares on the date of grant. Also, these options have a term of ten years, provided, however, that they will terminate earlier depending on different circumstances. Twelve months after the date of grant, 50% of these options vest. The balance of 50% vests 1/24 per month each month thereafter, until vested in full, provided, however, the optionee continues to serve on the Board on such dates. In addition, all directors are eligible to receive additional discretionary grants of nonstatutory stock options under the 2000 Stock Plan.

     Except as described above, directors do not receive any other compensation for their services as directors of the Company or as members of committees of the Board of Directors. There are no family relationships between directors and executive officers of the Company.

VOTE  REQUIRED;  RECOMMENDATION  OF  BOARD  OF  DIRECTORS

     Each nominee receiving a majority of affirmative votes cast shall be elected as a director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                          THE NOMINEES SET FORTH ABOVE

                                  PROPOSAL TWO

             REPLENISHMENT OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     We seek your approval to amend and restate our 2000 Employee Stock Purchase Plan (the "Plan") to increase the number of shares of our common stock available for issuance under the Plan by 750,000 shares. The Board of Directors approved this increase in June 2004. The Plan provides our employees an opportunity to increase their stake in the success of our business by purchasing our stock at a discount from the fair market value through convenient payroll deductions. The Plan is an important component of our employee compensation package and approximately 50% of our employees participated in the Plan during the most recent purchase period.

     The Board of Directors originally approved the Plan in May 2000 and stockholders approved it in June 2000. The Plan provides our employees an opportunity to purchase shares of common stock at a discount through payroll deductions. The number of shares of common stock previously reserved for issuance under the Plan was 750,000 with an "evergreen" provision that automatically adds 150,000 shares of common stock to the Plan at the beginning of each fiscal year. Since its inception, the share reserve for the Plan has been increased by 600,000 shares of common stock through operation of the "evergreen" provision, to reach a total of 1,350,000 shares. As of August 31, 2004, participants had contributions to purchase 295,681 shares, but only 257,942 of the 1,350,000 shares remained. Had the Board not approved the increase, the Plan would have been short 37,741 shares for the August 31, 2004 purchase and the Plan would have no shares available for the next purchase. On the August 31, 2004 purchase, the Company distributed to participants on a pro-rata basis the remaining shares under the Plan, but has not yet delivered the 37,741 shares, which will be delivered if stockholders approve the 750,000 share increase. If the increase is approved, we may incur a non-cash stock-based compensation charge equal to the difference between the market value of our common stock on the date of shareholder approval and the employee purchase price for the 37,741 undelivered shares. Furthermore, the Plan was suspended and all offering periods terminated immediately following the August 31 purchase.

     We will recommence offering periods under the Plan beginning December 1, 2004 if the stockholders ratify the Board's approval of this share increase. If this increase is not approved, the Plan will be terminated, we will refund the contributions for the 37,741 shares and cancel these shares. We are therefore asking stockholders to approve an additional 750,000 shares for issuance under the Plan. This will allow us to continue to offer this valuable and competitive employee program. If stockholders do not approve this share increase, we will lose this valuable tool in attracting and retaining key employees in the extremely competitive markets in which we compete.

     Earlier this year, the Financial Accounting Standards Board proposed accounting rule changes applicable to employee equity programs, such as the Plan. If those rules are adopted as currently proposed, the Company will incur an accounting charge in connection with the Plan. We are currently reviewing the Plan in the context of those proposed rule changes and may modify it should those rules become effective. The essential terms of the Plan are summarized as follows:

     Administration. The Compensation Committee administers the Plan. The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. All questions of interpretation or application of the Plan are determined by the Board of Directors or Compensation Committee, and their decisions are final, conclusive and binding upon all participants.

     Eligibility and Participation. Currently, all U.S. employees who work more than 20 hours per week for more than five months per calendar year, and are employed by us or one of our subsidiaries are eligible to participate in the Plan, unless the employee would own 5% or more of the total combined voting power of our stock at the start of an offering period. Participation in the Plan is voluntary. Currently, 97% of our employees are eligible to participate in the Plan.

     Offering  Dates.    The  Plan  generally  has  a  series  of  consecutive,
overlapping 24 month offering periods, with each offering period consisting of four six-month purchase periods. However, to avoid potentially adverse accounting consequences that might result from a shortage of shares under the Plan, the board shortened all then outstanding offering periods so that they expired immediately following the purchase on August 31, 2004. Assuming stockholders approve this Proposal Two, all eligible employees will be able to participate in the offering period set to begin on the first trading day on or after December 1, 2004. Subsequent offering periods will begin on the first trading day on or after March 1 and September 1 of each year. Under certain circumstances, the board of directors may alter the duration of the offering periods, including the commencement dates, without stockholder approval.

     Purchase Price. The purchase price per share is 85% of the lower of (a) the closing price per share on the last trading day before the commencement of the applicable offering period, or (b) the closing price of the stock on the last trading day of the purchase period. If the fair market value of the shares on any purchase date is less than the fair market value of the shares on the first day of the offering period, then those participants are automatically withdrawn and re-enrolled in a new offering period based on that lower price.

     Payroll Deductions; Payment of Purchase Price. Employees may authorize payroll deductions in 1% multiples of cash compensation for each purchase period they complete within an offering period, up to a maximum of 15%, and the deductions are made from each pay period during the relevant purchase period. An employee may discontinue his or her participation in the Plan at any time and may increase or decrease the rate of payroll deduction during open enrollment and once during any purchase period.

     Purchase of Stock. By executing an enrollment form, an employee is entitled to purchase shares on the last day of the purchase period. The maximum number of shares that may be purchased during a purchase period is 25,000 shares for each participant. Unless the employee's participation is discontinued prior to such purchase date, his or her purchase of the shares will occur automatically at the end of the purchase period at the applicable price.

      Notwithstanding the foregoing, no participant may participate in the Plan if immediately after such election to participate, the participant would own stock and/or outstanding options to purchase stock possessing 5% or more of the total combined voting power of our stock. In addition, no participant is permitted to purchase stock with a value in excess of $25,000 (determined at the fair market value of the stock as of the beginning of the applicable offering period) in any calendar year.

     Withdrawal. Generally, a participant may withdraw from an offering period at any time by written notice without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver a new subscription agreement during open enrollment prior to the commencement of the next applicable purchase period.

     Termination of Employment. Termination of a participant's employment for any reason, including disability or death, cancels his or her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Plan.

     Changes in Capitalization. The number of shares reserved under the Plan, the purchase period share purchase limit and relevant accumulation and offering period purchase price per share provisions under the Plan are proportionately adjusted for any increase or decrease in the number of outstanding shares of our common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by us, the distribution of the shares of a subsidiary to our stockholders or a similar event. The Board of Directors makes such adjustment and its determination in that respect is final, binding and conclusive.

     Change of Control, Merger or Consolidation. In the event of a change of control (as defined in the Plan), the Board of Directors shall shorten any purchase periods and offering periods then in progress to end immediately prior to the effective time of the change in control. In the event of a merger or consolidation which does not constitute a change of control, the Plan shall continue unless the plan of merger or consolidation provides otherwise.

     Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the Plan. If such amendment would require stockholder approval in order to comply with Section 423 of the Code, then such amendment shall be effective once the holders of a majority of the Votes Cast approve it at a duly held stockholders' meeting.

     In the event the Board of Directors determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board of Directors may, in its discretion, modify or amend the Plan to reduce or eliminate such accounting consequences, including, but not limited to, altering the purchase price for any offering period, including an offering period underway at the time of the change, shortening any offering period so that the offering period ends on a new exercise date, including an offering period underway at the time, and allocating shares, or terminate the Plan.

      Incorporation by Reference.    The foregoing is only a summary of the Plan
and is qualified in its entirety by reference to its full text, a copy of which, as amended and restated, is attached hereto as Appendix B.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The proposed amendment will have no effect upon the tax consequences to participants or us.

     The following brief summary of the effect of federal income taxation upon the participant and us with respect to the shares purchased under the Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

     The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income is taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed. Upon sale or other disposition of the shares, the participant is generally subject to tax in an amount that depends upon how long the participant has held the shares. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain is treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

PARTICIPATION  IN  THE  PLAN

     Participation in the Plan is voluntary and dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, we are unable to predict the amount of benefits that will be received by or allocated to any particular participant under the Plan. The following table sets forth the number of shares purchased under the Plan during calendar year 2004 by each of (i) the Named Executive Officers (as defined by Regulation S-K; (ii) all current executive officers as a group; and (iii) all other employees, including all officers who are not currently executive officers, who participated in the Plan as a group. Non-employee directors are not eligible for participation in the Plan.


                                                            NUMBER OF SHARES  WEIGHTED AVERAGE
NAME OF INDIVIDUAL OR IDENTITY OF GROUP AND POSITION           PURCHASED       PURCHASE PRICE
Marc H. Nussbaum, Chief Executive Officer. . . . . . . . .            30,400  $          0.69

James W. Kerrigan, Chief Financial Officer . . . . . . . .            45,414  $          0.69

Michael S. Oswald, General Counsel and Corporate Secretary             6,928  $          0.69

Curtis Brown, Executive VP Research & Development                          0              ---

David Schafer, Executive VP World Wide Sales . . . . . . .             8,524  $          0.91

All executive officers as a group. . . . . . . . . . . . .            91,266  $          0.71

All employees and all non-executive officers as a group. .           518,266  $          0.77



VOTE  REQUIRED;  RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     If a quorum is present, the affirmative vote of a majority of the Votes Cast will be required to approve the amendment of the Plan. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as Votes Cast on this subject. If approved by the stockholders, the proposed Amended and Restated 2000 Employee Stock Purchase Plan will become effective immediately.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                                 PROPOSAL THREE

                   DECLASSIFICATION OF THE BOARD OF DIRECTORS

GENERAL

     We seek your approval to amend and restate our certificate of incorporation to declassify our board of directors to allow for the annual election of all directors. The board of directors approved the amendment and restatement of our certificate of incorporation to effect such declassification in August 23, 2004.

REASONS  FOR  THE  PROPOSAL

     The election of directors is an important means for stockholders to exercise influence over Lantronix and its policies. A classified board does not permit stockholders to elect all directors on an annual basis and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. Accumulations of large stockholder positions are sometimes followed by proxy contests and related change-in-control transactions in which stockholders receive a premium for their shares over the current market price of such shares.

     If the board of directors is declassified, the entire board of directors could be removed in any single year, which could make it more difficult for Lantronix to discourage persons from engaging in proxy contests or from seeking control of Lantronix on terms that the board of directors does not believe are in the best interests of Lantronix and its stockholders. In addition, classified boards of directors may increase the long-term stability and continuity of a board of directors and the company the board serves. Lantronix's board of directors, however, believes that long-term stability and continuity also may result from the annual election of directors, which provides stockholders with the opportunity to evaluate the performance of all directors on an annual basis.

     The board of directors believes that the foregoing reasons for maintaining a classified board of directors are outweighed by the goals of maximizing management accountability to stockholders that would be served by declassification.

DECLASSIFICATION  OF  BOARD  OF  DIRECTORS

     The following summarizes the amendment to the current certificate of incorporation that is subject to this Proposal Three. This summary is qualified in its entirety by the complete text of the proposed amendment in the form attached to this proxy statement as Appendix C.

     The proposed amendment would amend Article VIII of the current certificate of incorporation to provide for the annual election of directors beginning at the 2005 annual meeting of stockholders. Article VIII of the current certificate of incorporation requires that the Board of Directors be divided into three classes, with each class as equal in number as possible. The three classes of directors have staggered terms, so that the term of only one class expires at each annual meeting of stockholders, and each class is elected for a three-year term.

     If stockholders approve this Proposal Three, the amended provision of the certificate of incorporation relating to the election of directors would read as follows:

                                      VIII.
     A director shall hold office from the effective date of such director's election until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office. The term of each director who is serving as a director on the effective date of this amended and restated certificate of incorporation shall expire at the next annual meeting of stockholders after such date and upon the election and qualification of such director's successor, or upon such director's earlier resignation or removal, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

EFFECT  OF  APPROVAL.

     If stockholders approve this Proposal Three and the proposed amendment becomes effective, the terms for all Lantronix directors would end at the 2005 annual meeting of stockholders, and all directors would stand for election for one-year terms at the 2005 annual meeting.

VOTE  REQUIRED;  RECOMMENDATION  OF  BOARD  OF  DIRECTORS

     Approval of this Proposal Three will require the affirmative vote of the holders of at least two-thirds of the shares of common stock outstanding on the record date for the annual meeting.

     The Board of Directors recommends that stockholders vote FOR the proposal to amend or repeal takeover defensive provisions of the restated certificate of incorporation as described in this Proposal Three.

     If you believe, as we do, that the Company should declassify its Board of Directors and require that all directors be elected annually, then we urge you to support our proposal to declassify the Board.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                                  PROPOSAL FOUR

    RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     In accordance with its charter, the Audit Committee has selected Ernst & Young LLP as the independent registered public accountants to audit our financial statements for the fiscal year ending June 30, 2005 and with the endorsement of the Board of Directors recommends to stockholders that they ratify that appointment. Ernst & Young LLP served in this capacity for the year ended June 30, 2004. A representative of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and be available to answer any appropriate questions.

AUDIT  AND  RELATED  FEES

     The following table is a summary of the fees billed to us by Ernst & Young LLP for professional services for the years ended June 30, 2004 and June 30, 2003:


FEE CATEGORY                      2004 FEES    2003 FEES
--------------------------------  ----------   -----------
Audit Fees                        $  596,532   $  712,000
Audit-Related Fees                    10,278      105,651
Tax Compliance & Consulting Fees     272,649      257,218
All Other Fees                             0            0
--------------------------------  ----------   ----------
Total Fees                        $  879,459   $1,074,869


     Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of our quarterly interim consolidated financial statements, as well as services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees. Consists of fees billed for acquisition-related work, audits required by statute in certain locations outside the US where the Company has operations and accounting consultations.

     Tax Compliance Fees. Consists of fees billed for professional services including assistance regarding federal, state and international tax compliance and related services.

     Tax Consulting Fees. Consists of fees billed for professional services for tax advice and tax planning.

     All Other Fees. There were no fees for this category during the fiscal year ending June 30, 2004.

     Before selecting and prior to determining to continue its engagement for 2005 with Ernst & Young LLP, the Audit Committee carefully considered Ernst & Young LLP's qualifications as independent registered public accountants. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee's review included inquiry concerning any litigation involving Ernst & Young LLP and any proceeding by the SEC against the firm. In this respect, the Audit Committee has concluded that the ability of Ernst & Young LLP to perform services for Lantronix is in no way adversely affected by such litigation or investigation. The Audit Committee's review also included matters required to be considered under the Securities and Exchange Commission's rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors' independence will not be impaired. The Audit Committee pre-approves all audit and non-audit services provided by Ernst & Young LLP, or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible. All of the services provided by Ernst & Young LLP described under "Audit-Related Fees," "Tax Compliance and Consulting Fees" and "All Other Fees" were pre-approved by the Audit Committee. The Audit Committee of our Board of Directors has determined that the provision of services by Ernst & Young LLP other than for audit related services is compatible with maintaining the independence of Ernst & Young LLP as our independent registered public accountants.

REQUIRED  VOTE;  RECOMMENDATION  OF  THE  BOARD  OF  DIRECTORS

     Stockholder ratification of the selection of Ernst & Young, LLP as our independent registered public accountants is not required by our bylaws or other applicable legal requirement. However, our Board of Directors is submitting the selection of Ernst & Young, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee and Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

     The affirmative vote of a majority of the Votes Cast is necessary to approve this proposal. Assuming a quorum is present, abstentions will have the effect of a vote "against" this proposal, and broker non-votes will have no effect on the outcome of the vote. Our Board of Directors has unanimously approved this proposal and recommends that stockholders vote "FOR" the ratification of the selection of Ernst & Young, LLP as independent registered public accountants.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of September 24, 2004 by:
(i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) by each director, (iii) by each of our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the address for each person is 15353 Barranca Parkway, Irvine, California 92618. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated in the footnotes to the table, and subject to community property laws, where applicable, the persons and entities identified in the table below have sole voting and investment power with respect to all shares beneficially owned. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes shares of common stock underlying options or warrants held by such person that are exercisable within 60 calendar days of September 24, 2004, but excludes shares of common stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 58,447,146 shares of common stock outstanding as of September 24, 2004.



                                                                                BENEFICIAL OWNERSHIP (1)
                                                                                ------------------------
BENEFICIAL OWNER NAME                                                            NUMBER OF   PERCENTAGE
                                                                                   SHARES     OWNERSHIP
HOLDERS OF 5% OR MORE OF LANTRONIX STOCK
Bernhard Bruscha, Waldhoernlestr. 18, 72072 Tuebingen, Germany                   20,303,220        34.7%
Heartland Advisors, Inc./William J. Nasgovitz, 789 N. Water St., Milwaukee, WI    5,500,000         9.4%
Scott A. Fine/Peter J. Richards, 1 Gorham Island, Westport, CT  06880             3,453,350         5.9%
DIRECTORS AND OFFICERS
Thomas W.  Burton, Director (2)                                                     143,750           *
Howard T. Slayen, Director (3)                                                      156,250           *
H. K. Desai, Director (4)                                                            81,250           *
Kathryn Braun Lewis, Director (5)                                                    52,520           *
Marc Nussbaum, Chief Executive Officer  (6).                                        641,506         1.1%
James Kerrigan, Chief Financial Officer (7)                                         391,680           *
Michael Oswald, General Counsel, Vice President and Corporate Secretary (8)          53,709           *
Curtis Brown, Executive VP Research & Development (9)                               158,479           *
David Schafer, Executive VP World Wide Sales (10)                                   106,041           *
All executive officers and directors as a group (9 persons) (11)                  1,785,185         3.1%

*  Represents  beneficial  ownership  of  less  than  1%  of  the  outstanding  shares of common stock.

(1)     Beneficial  ownership  is  determined  in  accordance  with  the Rules of the SEC and generally includes  voting  and  investment  power with respect to securities.  Beneficial ownership also includes shares  subject  to  options  currently  exercisable  within  60  days  of  this  table.

(2)     Shares  beneficially  owned  by  Mr. Burton include 43,750 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(3)     Shares  beneficially  owned  by  Mr. Slayen include 81,250 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(4)     All shares beneficially owned by Mr. Desai are shares of common stock issuable upon exercise of stock  options  exercisable  within  60  days  of  September  24,  2004.

(5)     Shares  beneficially  owned  by  Ms.  Lewis include 50,520 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(6)     Shares  beneficially owned by Mr. Nussbaum include 181,250 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(7)     Shares  beneficially  owned by Mr. Kerrigan include 79,167 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(8)     Shares  beneficially  owned  by  Mr. Oswald include 48,117 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(9)     All shares beneficially owned by Mr. Brown are shares of common stock issuable upon exercise of stock  options  exercisable  within  60  days  of  September  24,  2004.


                                       18


(10)     Shares  beneficially  owned  by Mr. Shafer include 81,250 shares of common stock issuable upon exercise  of  stock  options  exercisable  within  60  days  of  September  24,  2004.

(11)     Includes  an  aggregate  of  805,033  shares issuable upon exercise of stock options within 60 calendar  days  of  September  24,  2004.



                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth information regarding compensation we paid during the last three fiscal years to our Chief Executive Officer and four other most highly compensated employees who earned more than $100,000 during the fiscal year ended June 30, 2004. All option grants during the fiscal year were made under our 2000 Stock Plan.



                                                                               LONG-TERM
                                             ANNUAL COMPENSATION              COMPENSATION
                                       -------------------------------   ---------------------------
NAME AND PRINCIPAL POSITION   FISCAL   SALARY    BONUS    OTHER ANNUAL   SECURITIES     ALL OTHER
                               YEAR                       COMPENSATION   UNDERLYING    COMPENSATION
                                                              (1)        OPTIONS (#)       (2)
Marc Nussbaum (3)               2004  $277,731    -----  $      21,269       180,000  $       5,175
Chief Executive Officer         2003  $301,154    -----  $      17,327       300,000  $       3,407
                                2002     -----    -----          -----         -----          -----

James Kerrigan (4)              2004  $189,231    -----  $      19,219        90,000          -----
Chief Financial Officer         2003  $197,308    -----  $      12,280       175,000          -----
                                2002  $ 26,923    -----          -----         -----          -----

Michael Oswald (5)              2004  $186,577    -----  $       5,923        52,500  $       5,775
General Counsel, Vice           2003  $176,077  $17,502  $       7,000         -----  $       6,017
President and Secretary         2002  $ 85,481    -----          -----        42,825  $       1,212

Curtis Brown (6)                2004  $230,769    -----  $      27,681       160,500  $       6,027
Executive Vice President        2003  $247,115    -----  $       6,135         -----  $       6,898
Research & Development          2002  $250,000  $45,000          -----        87,699  $       2,096

David Schafer (7)               2004  $244,231    -----  $      13,944        47,000  $       5,216
Executive Vice President        2003  $187,500    -----  $       8,825       150,000  $       3,867
World Wide Sales                2002     -----    -----          -----         -----          -----

(1)     Excludes  certain  perquisites  and  other  amounts  that, for any executive officer, in the aggregate  did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such executive  officer.

(2)     Represents  amounts paid by us as a matching contribution to each employee's 401(k) account.

(3)     Marc  Nussbaum  started  with the Company on May 30, 2002 and received no compensation as of the  fiscal year ended June 30, 2002.  Consequently, his compensation for the fiscal year ended June
30,  2003 includes payment for services rendered in fiscal year ended June 30, 2002.  His annualized base  compensation  is  $290,000  with a bonus level to be determined based on performance goals and company  performance.

(4)     James Kerrigan started with the Company on May 6, 2002 and thus compensation for fiscal year ended  June  30,  2002  is  only  for  a  partial  year;  his  base  salary  annualized is $200,000.

(5)     Michael  Oswald started with the Company on January 2, 2002 and thus compensation for fiscal year  ended  June  30,  2002  is  only  for  a partial year; his base salary annualized is $192,500.

(6)     Curtis  Brown started with the Company on June 4, 2001 and thus compensation for fiscal year ended June 30, 2001 is only for a partial year; his base salary annualized is $250,000.  Mr. Brown's stock option grants for fiscal year ended June 30, 2004 include an option to purchase 112,500 shares of  Lantronix  common  stock  issued pursuant to a stock option exchange program conducted in fiscal year  ended  June  30,  2003  under which participants voluntarily exchanged previously issued stock options  at  a  1:0.75  exchange  rate,  and  thus  this  grant  is an exchange of a previous grant.

(7)     David  Schafer  started  with  the  Company  on September 18, 2002 and thus compensation for fiscal  year ended June 30, 2003 is only for a partial year; his base salary annualized is $250,000.


EXECUTIVE  OFFICERS

     Set forth below is certain information regarding the current executive officers of the Company. Officers are appointed by and serve at the discretion of the Board of Directors.

     Marc H. Nussbaum, forty-eight, has served as our President and Chief Executive Officer since May 2002. From April 2000 to March 2002, Mr. Nussbaum served as Senior Vice President and Chief Technical Officer for MTI Technology Corporation, a developer of enterprise storage solutions. From April 1981 to November 1998, Mr. Nussbaum served in various positions at Western Digital Corporation, a manufacturer of PC components, communication controllers, storage controllers and hard drives. Mr. Nussbaum lead business development, strategic planning and product development activities, serving as Western Digital's Senior Vice President, Chief Technical Officer from 1995 to 1998 and Vice President, Storage Technology and Product Development from 1988 through 1995. Mr. Nussbaum holds BA in physics from the State University of New York.

     James W. Kerrigan, sixty-eight, has served as our Chief Financial Officer since May 2002. From March 2000 to October 2000, he was Chief Financial Officer of Motiva, a privately-owned company that developed, marketed and sold collaboration software systems. From January 1998 to February 1999, he was Chief Financial Officer of Who?Vision Systems, Inc., an incubator company that developed biometric fingerprint devices and software. From April 1995 to March 1997, he was Chief Financial Officer of Artios, Inc., a privately-owned company that designs, manufactures, and sells prototyping hardware and software to the packaging industry. Previously, Mr. Kerrigan has served as Chief Financial Officer for several other larger, public companies. He holds an engineering and MBA degree from Northwestern University.

     Michael S. Oswald, forty-nine, has served as our General Counsel and Vice President since December 2001 and as Secretary since May 2002. From June 2001 through December 2001, he provided legal services for clients as an independent consultant. From September 1999 to June 2001, he was General Counsel and Chief Administrative Officer at NowDocs, Inc., a private company located in Aliso Viejo, California. From December 1996 to November 1999, he was General Counsel to Acuity Corp. in Austin, Texas. Mr. Oswald holds a J.D. from Santa Clara University School of Law, and a B.A. from the University of California at Riverside. Mr. Oswald resigned from his offices effective August 25, 2004, with employment to end on or before November 12, 2004.

     Katherine H. McDermott, forty-four, has served as our Vice President of Finance since March 2001 and our Secretary since August 2004. Ms. McDermott joined Lantronix in March 2000 as Corporate Controller. From 1988 through 1999, Ms. McDermott served in a number of senior level finance positions with Bausch & Lomb, Inc., a global health care company. Her most recent positions included Corporate Audit Manager, Plant Controller, and Controller of a wholly owned subsidiary. From 1982 to 1988, Ms. McDermott held various financial positions at a division of General Motors. Ms. McDermott holds a BBA degree in Business Administration from St. Bonaventure University in New York, where she graduated cum laude. She also earned a MBA degree, with a concentration in Finance and Economics, from the Simon School of Business Administration at the University of Rochester.

EMPLOYMENT  AGREEMENTS

     There is no written agreement between the Company and Marc Nussbaum. Mr. Nussbaum's compensation is set forth above and he is eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

     There is no written agreement between the Company and James Kerrigan. Mr. Kerrigan's compensation is set forth above and he is eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

     In December 2001, the Company entered into an at-will employment agreement with Michael Oswald to serve as General Counsel and Secretary with an annual base salary of $175,000, a severance pay of six months salary, and an annual target bonus of up to $43,750. Mr. Oswald received 10,000 incentive stock options and 20,000 nonstatutory stock options. He was eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

     There is no written agreement between the Company and Katherine McDermott. Ms. McDermott receives an annual salary of $162,000 and is eligible for other benefits offered to other Company employees such as medical, dental, life and disability insurance and participation in incentive programs and the Company's 401(k) plan.

OPTION  GRANTS  IN  LAST  FISCAL  YEAR

     The following table shows all grants of stock options to the executive Officers and highly compensated employees listed in the Summary Compensation Table during fiscal year ended June 30, 2004. No stock appreciation rights were granted during fiscal year ended June 30, 2004. These grants are options to purchase the common stock of the Company.




                                 OPTION GRANTS IN LAST FISCAL YEAR
                                        (INDIVIDUAL GRANTS)

                   NUMBER OF   PERCENT OF TOTAL                           POTENTIAL REALIZABLE VALUE AT
                   SECURITIES  OPTIONS GRANTED                            ASSUMED ANNUAL RATES OF
                   UNDERLYING  TO EMPLOYEES IN   EXERCISE OR              STOCK PRICE APPRECIATION
                   OPTIONS     YEAR ENDED JUNE   BASE PRICE   EXPIRATION  FOR 10 YEAR OPTION TERM (3)
NAME               GRANTED     30, 2004(1)           (2)         DATE         5%           10%
-----------------  -------     ----------------  -----------  ----------  ----------    ---------
Marc Nussbaum.     180,000          6.4%              $1.26   12/16/13    $142,633      $361,461
James Kerrigan      90,000          3.2%              $1.26   12/16/13    $ 71,317      $180,730
Michael Oswald(4)   22,500          0.8%              $0.81   02/10/05    $ 11,462      $ 29,046
                    30,000          1.1%              $1.26   02/10/05    $ 23,772      $ 60,243
Curtis Brown       112,500          4.0%              $0.81   07/28/13    $ 57,308      $145,230
                    48,000          1.7%              $1.26   12/16/13    $ 38,036      $  96390
David Schafer.      47,000          1.7%              $1.26   12/16/13    $ 37,243      $ 94,381


(1)  Based  on  an  aggregate  of 2,812,399 options granted by us in the year ended June 30,
2004  to  our  employees,  directors  and  consultants, including the executive officers and highly  compensated  employees  listed  in  the  Summary  Compensation  Table.

(2)  Options were granted at an exercise price equal to the fair market value on the date of grant as determined pursuant to the closing price of our common stock on the Nasdaq National
Market  on  the  trading  day  immediately  preceding  the  date  of  grant.

(3)  The  potential  realizable value is calculated based on the term of the ten-year option and  assumed  rates of stock appreciation of 5% and 10%, compounded annually.  These assumed rates  comply  with  the  rules of the SEC and do not represent our estimate of future stock prices.  Actual  gains,  if  any,  on stock option exercises will be dependent on the future performance  of  our  common  stock.

(4)  Mr.  Oswald's  options  will  expire  on  or  before  February  10,  2005,  ninety (90)
days after termination of employment.




     The following table provides information concerning option exercises during fiscal 2003 and the exercisable and unexercisable options held as of June 30, 2004, by the executive officers and highly compensated employees listed in the Summary Compensation Table:


AGGREGATED  OPTION  EXERCISES  IN  LAST  FISCAL  YEAR AND FISCAL YEAR-END OPTION
VALUES




                 NUMBER OF
                  SHARES                  NUMBER OF SECURITIES
                ACQUIRED ON   VALUE      UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN-THE-
NAME             EXERCISE    REALIZED      OPTIONS AT 6/30/04      MONEY OPTIONS AT 6/30/04 (1)
                                       --------------------------  ----------------------------
                                       EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------  -----------  --------  -----------  -------------   -----------  -------------
Marc Nussbaum           ---       ---      181,250        298,750   $   136,313  $         0
James Kerrigan          ---       ---       79,167        152,500        46,875       34,375
Michael Oswald          ---       ---       48,117         47,208         6,850        3,094
Curtis Brown            ---       ---      158,479         89,720        34,031       15,469
David Schafer           ---       ---       81,250        115,750        61,750       52,250

(1)  This  number  is calculated by subtracting the option price from the closing price of common stock as reported by the Nasdaq  Stock Market on June 30, 2004 ($1.25)  to get the "average value per option," and multiplying  the average value per option  by  the  number  of  exercisable  and


                                       21


unexercisable options.  The amounts in this column may not represent amounts actually realized by the executive officers listed in the Summary Compensation  Table.


OPTION  REPRICING

     In January 2003, we completed a stock option exchange program in which we offered domestic employees the opportunity to exchange outstanding options with exercise prices greater than $3.01 for new stock options at a ratio of 0.75 for each shares underlying the option exchanged. The new grant bears an exercise price equal to the fair market value of our common stock at the end of the offer period. Executive officers, directors, and consultants were not eligible to participate in this program. We implemented the stock option exchange program because the options eligible to be exchanged had exercise prices significantly higher than the market price of our common stock, and we believed that those options were unlikely to be exercised in the near future and were not providing proper incentives to our employees. The replacement stock options vest over two years and six months and expire ten years from the date of grant.

     The following table shows certain information concerning the exchanged options issued to the executive officers and highly compensated employees listed in the Summary Compensation Table during the last ten years.




                                         TEN YEAR OPTION REPRICINGS

                                                                                                LENGTH OF
                                                                                                ORIGINAL
                                      NUMBER OF                                                OPTION TERM
                                     SECURITIES    MARKET PRICE                               REMAINING AT
                                     UNDERLYING     OF STOCK AT   EXERCISE PRICE      NEW        DATE OF
                                       OPTIONS        TIME OF       AT TIME OF     EXERCISE     EXCHANGE
NAME                        DATE    EXCHANGED (#)    EXCHANGE        EXCHANGE        PRICE     (IN MONTHS)

Marc Nussbaum
Chief Executive Officer       ---            ---             ---              ---        ---            ---

James Kerrigan
Chief Financial Officer       ---            ---             ---              ---        ---            ---

Michael Oswald
General Counsel, Vice
President and Secretary       ---            ---             ---              ---        ---            ---

Curtis Brown
Executive Vice President  7/28/03        112,500   $        0.81  $          9.00  $    0.81            101
Research and Development      (1)            (2)

David Schafer
Executive Vice President
World Wide Sales              ---            ---             ---              ---        ---            ---



(1)  The  original grant of an option to purchase 150,000 shares of the Company's common stock was tendered and  cancelled on January 27, 2003.  The new grant of an option to purchase 112,500 shares of the Company's common  stock  was  granted  on  July  28,  2003.

(2)  Options were replaced at a ratio of 1 to 0.75, and thus the number of securities underlying the option the  participant  received  represent  0.75  of  that  tendered  for  cancellation.


EQUITY  COMPENSATION  PLANS

The following table summarizes our equity compensation plans as of June 30, 2004:


EQUITY  COMPENSATION  PLANS

     The following table summarizes our equity compensation plans as of June 30, 2002:

                          NUMBER OF SECURITIES      WEIGHTED-       NUMBER OF SECURITIES
                           TO BE ISSUED UPON    AVERAGE EXERCISE   REMAINING AVAILABLE FOR
                              EXERCISE OF           PRICE OF        FUTURE ISSUANCE UNDER
PLAN                      OUTSTANDING OPTIONS      OUTSTANDING       EQUITY COMPENSATION
                                                     OPTIONS                PLAN
------------------------  --------------------  -----------------  -----------------------
Equity compensation plan
approved by stockholders
                                5,573,986            $1.81               14,844,908


SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10%
Stockholders") to file with the Securities and Exchange Commission (the "SEC") reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors, and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Lantronix believes all reporting requirements under
Section 16(a) for the fiscal year ended June 30, 2004 were met by its executive officers, Board members and greater than ten-percent stockholders.

RELATED  PARTY  TRANSACTIONS

     One international customer, transtec AG, which is a related party due to common ownership by our largest stockholder and former Chairman of our Board of Directors, Bernhard Bruscha, accounted for approximately 3%, 4% and 5% of our net revenues for the years ended June 30, 2004, 2003 and 2002, respectively. We also had an agreement with transtec AG for the provision of technical support services at the rate of $7,500 per month, which has now been terminated.
Included in selling, general and administrative expenses is $90,000 for the fiscal year ended June 30, 2002. No similar expenses were recorded for the fiscal years ended June 30, 2004 or June 30, 2003.

     Each director, Mr. Desai, Mr. Slayen, Mr. Burton, and Ms. Lewis received an option to purchase 25,000 shares of the Company's common stock at an exercise price of $0.48 per share on November 12, 2002 pursuant to the 2002 Annual Meeting of Stockholders as partial compensation for services being rendered in each director's capacity as a director as more fully set forth above under "Director Compensation." Also during the fiscal year ended June 30, 2004, Ms. Lewis received an option to purchase 25,000 shares of the Company's common stock at an exercise price of $0.41 per share on October 1, 2002 pursuant to her election to the Board as partial compensation for services as a director, also as more fully set forth above under "Director Compensation." Each grant is a non-statutory stock option with a one-year cliff vesting for the first fifty percent (50%) of the options under the grant and the remaining fifty percent
(50%)  vesting  monthly  over  the  following  twenty-four  (24)  months.

     Howard Slayen, a member of our Board of Directors also serves as our nominee to the Xanboo Board of Directors. As of June 30, 2004, we held a 14.9% ownership interest in Xanboo, a privately-held company that develops technology that allows users to control, command and view their home or business remotely over the Internet. Marc Nussbaum our Chief Executive Officer also served as a nominee to the Xanboo Board of Directors prior to his resignation from the Xanboo board in August 2003.

     Our Certificate of Incorporation and Bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by Delaware law. We have also entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify our officers and directors against liabilities that may arise by virtue of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. We are currently involved in litigation under which indemnification claims might be made.

INDEBTEDNESS

      Thomas W. Burton, a director on the Board of Directors and current Chair of the Compensation Committee, currently has a non-recourse promissory note, dated April 16, 2001, with a current aggregate principal amount owed to the Company of $94,000 and interest payable of $17,000 as of June 30, 2004. The note bears an interest rate of 5.19% per annum, compounded annually. Mr. Burton executed the note for a loan from the Company for Mr. Burton to pay income tax liabilities he incurred as a result of various exercises of stock options to purchase our common stock. No impairment has been recorded as it relates to the note receivable from Mr. Burton.

                          COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee, which is composed of Non-Employee Directors, is responsible for approving and reporting to the Board on all elements of compensation for the executive officers of the Company. The Compensation Committee has furnished the following report on executive compensation for the fiscal year ended June 30, 2004. The Compensation Committee held four (4) meetings during Fiscal Year 2004.

     As part of its duties, the Compensation Committee reviews compensation levels of the executive officers to confirm that compensation is in line with performance and industry practices. The goal of the Committee is to ensure the compensation practices of the Company are sufficient to: (i) enable the Company to attract, retain and motivate the most qualified talent who contribute to the long-term success of the Company; (ii) align compensation with business objectives and performance; and (iii) align incentives for executive officers with the interest of stockholders in maximizing stockholder value. The Company emphasizes performance-based compensation that is competitive with the marketplace, and the importance of clearly communicating performance objectives. The Company intends to review its compensation practices, as needed, by comparing them to surveys of relevant competitors and set objective compensation parameters based on this review. Compensation policies also reflect the competition for executive talent and the unique challenges and opportunities facing the Company in the networking device markets.

     The Company's compensation program for all employees includes both cash and equity-based elements. Because it is directly linked to the interest of our stockholders, equity-based compensation is emphasized in the design of the Company's compensation programs. Consistent with competitive practices, the Company utilizes a cash bonus plan based on achievement of financial performance objectives.

CASH  COMPENSATION

     Salary. The Company sets a base salary range for each executive officer, including the Chief Executive Officer, by reviewing the base salary for comparable positions of a broad peer group, including companies similar in size and business that compete with the Company in the recruitment and retention of senior personnel. Individual salaries for each executive officer are set based on experience, performance and contribution to the Company's results, as well as our financial performance.

     Cash Bonuses. Selected employees and executive officers are eligible to participate in the Company's cash bonus plan, with executive employee bonuses determined by the Compensation Committee of the Board of Directors. This plan provides cash awards for meeting certain performance goals, based on a matrix in which 100% or more of target may be achieved only if the Company's results meet targets. Individual bonus amounts are determined by company performance and the employee's direct responsibilities and their impact on the Company's results. The corporate financial goals are based on the approved operating plan and any periodic updates thereto.

EQUITY-BASED  COMPENSATION

     Initial or "new-hire" options are granted to executive officers when they first join the Company. In addition, restricted stock may be sold to certain executive officers when they first join the Company. Thereafter, options may be granted and restricted stock may be sold to each executive officer annually and from time to time based on performance. To enhance retention, options granted and restricted stock sold to executive officers are subject to vesting restrictions that generally lapse over four years. The amount of actual options granted depends on the individual's level of responsibility and a review of stock option grants of positions at a broad peer group.

COMPENSATION  OF  THE  CHIEF  EXECUTIVE  OFFICER

     When setting the Chief Executive Officer's compensation, the Committee does so without such person's attendance. The Chief Executive Officer's salary, bonus and equity grants follow the policies set forth above. In determining Mr. Nussbaum's compensation package, the Committee considered compensation practices at other high tech companies with which Lantronix competes for talent. The Committee uses other industries for comparable measures, which have some of the same marketing, sales, research and development and operations challenges.

     In May 2002, the Company hired Marc Nussbaum to serve as the Interim Chief Executive Officer. In February 2003, the Company eliminated the interim capacity and Mr. Nussbaum now serves as the Chief Executive Officer. The annual base salary for Mr. Nussbaum for the fiscal year ended June 30, 2004 is $290,000 and a monthly automobile allowance of $750.

     For the fiscal year ended June 30, 2004, Mr. Nussbaum did not receive any bonus because we did not meet our corporate financial goals based on the approved operating plan and any periodic updates thereto for the fiscal year.

POLICY  REGARDING  DEDUCTIBILITY  OF  COMPENSATION

     We are required to disclose our policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax, the otherwise allowable deduction for compensation paid or accrued with respect to the chief executive officer and the next four most highly compensated executive officers of a publicly-held company is limited to $1 million per year, unless such compensation is performance-based within the meaning of Section 162(m) and the regulations thereunder.

     The Committee intends to continue to utilize performance-based compensation in order to minimize the effect of the limits imposed by Section 162(m) and seeks to assure the maximum tax deductibility of all compensation it authorizes. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

     Submitted  by:

     Compensation  Committee
     Thomas  W.  Burton,  Chair
     H.K.  Desai
     Howard  T.  Slayen
     Kathryn  Braun  Lewis


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
                             COMPENSATION DECISIONS

     The members of the Compensation Committee are set forth in the preceding section. No interlocking relationships existed during the fiscal year ended June 30,2004 between our Board of Directors or our Compensation Committee and the board of directors and compensation committee of any other company.

                 AUDIT COMMITTEE REPORT YEAR ENDED JUNE 30, 2004

     The Audit Committee of our Board of Directors serves as the representative of our Board of Directors for the general oversight of our financial accounting and reporting process, systems of internal control, audit process and the process for monitoring compliance with laws and regulations and our Code of Business Conduct and Ethics. The Audit Committee members are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountants. The Audit Committee oversees Lantronix's financial reporting process on behalf of the Board of Directors. Our management has primary responsibility for preparing our financial statements and our financial reporting process, including Lantronix's system of internal controls. Our independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The audit committee meets periodically with the independent registered public accountants, with and without management present, to discuss the results of the independent registered public accountants' examinations and evaluations of Lantronix's internal controls, and the overall quality of Lantronix's financial reporting.

     For  the  fiscal year ended June 30, 2004, the Committee met in person five
(5) times and met via telephone conference calls an additional 4 times. The members of the Audit Committee took the following actions in fulfilling its oversight responsibilities:

(i) reviewed and discussed the annual audited financial statements and the quarterly results of operation with management, including a discussion of the quality and the acceptability of Lantronix's financial reporting and controls as well as the clarity of disclosures in the financial statements;
(ii) discussed with the independent registered public accountants their review of the Company's quarterly financial statements for the quarters ended September 30, 2003, December 31, 2003, March 31, 2004;
(iii) discussed with the independent registered public accountants the matters required to be discussed by Statement SAS 61 (Codification on Statements on Auditing Standard, AU 380);
(iv) received from the independent registered public accountants written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with the independent registered public accountants their independence; and
(iv) based on the above, recommended to the Board of Directors that the audited financials be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the SEC.

     Following the termination of our Chief Financial Officer on May 3, 2002, the Audit Committee engaged counsel and independent accountants to conduct a special investigation of certain matters. During the year ended June 30, 2004, one or more members of the Audit Committee continued to be engaged in supervision of and discussions with outside legal counsel regarding the ongoing SEC investigation related to the Company's restatement of prior earnings.

     For the fiscal year ended June 30, 2004, the Company's Audit Committee has consisted of Thomas W. Burton, Howard T. Slayen and Kathryn Braun Lewis. Each of the directors who serves on the Audit Committee is "independent" within the meaning of the rules of the Nasdaq Stock Market and meets the financial literacy and expertise requirements of the Nasdaq Stock Market and regulations promulgated by the SEC. The Audit Committee updated and revised its charter on June 30, 2004, a copy of which is attached hereto as Appendix A.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Submitted  by:
Audit  Committee
Howard  T.  Slayen,  Chair
Thomas  W.  Burton
Kathryn  Braun  Lewis

                          STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the cumulative total return to stockholders on our common stock with the cumulative total return on the NASDAQ Stock Market Index-U.S. ("NASDAQ US Index") and the Research Data Group ("RDG") Technology Composite for the period commencing on August 4, 2000, the date of the initial public offering of the Company's common stock, and ending on June 30, 2004. The following graph assumes the investment of $100 in the Company's Common Stock and in the two other indices, and reinvestment of all dividends.

     The comparisons shown in the graph below are based upon historical data. We consistently caution that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common stock.



LANTRONIX  INC


                                                  Cumulative  Total  Return

                            8/4/00   9/00   12/00  3/01    6/01   9/01   12/01  3/02   6/02   9/02   12/02  3/03   6/03   9/03
LANTRONIX, INC.. . . . . .  100.00   95.00  63.75  50.31  103.00  61.00  63.20  25.90   8.50   3.80   7.00   7.70   7.40   9.10
NASDAQ STOCK MARKET (U.S.)  100.00  102.85  60.94  41.47   39.91  36.18  32.15  32.47  33.89  31.61  29.43  26.57  32.61  37.52
RDG TECHNOLOGY COMPOSITE .  100.00   95.25  65.56  46.35   52.62  34.73  47.62  44.49  32.80  24.44  29.82  29.57  35.38  39.33

                            12/03  3/04   6/04
LANTRONIX, INC.. . . . . .  11.70  13.80  12.50
NASDAQ STOCK MARKET (U.S.)  42.01  44.32  44.47
RDG TECHNOLOGY COMPOSITE .  45.56  47.33  48.42


     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings made by us under those statutes, the Compensation Committee Report and stock performance graph shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any of our future filings.

                                  OTHER MATTERS

     The 2004 Annual Meeting is called for the specific purposes set forth in the Notice of Annual Meeting as discussed above, and also for the purpose of transacting such other business as may properly come before the Annual Meeting. At the date of this Proxy Statement the only matters that management intends to present, or is informed or expects that others will present for action at the 2004 Annual Meeting, are those matters specifically referred to in such Notice. We have not been notified by any stockholder of his, her or its intention to present a stockholder proposal from the floor at the 2004 Annual Meeting, and the Bylaw Deadline for the 2004 Annual Meeting occurred on September 19, 2004, the date 60 days prior to the 2004 Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2004 Annual Meeting.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

Irvine,  California
October  18,  2004

                       WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

     The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov.

     You can also inspect reports, proxy statements and other information about the Company at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, DC 20006.

     The SEC allows us to "incorporate by reference" information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the Annual Report on Form 10-K for fiscal year ended June 30, 2004 filed with the SEC and mailed in conjunction with this Proxy Statement. This document contains important information about the Company and its finances.

     You can obtain any documents incorporated by reference in this Proxy Statement from the Company, or from the SEC through the SEC's web site at the address described above. Documents incorporated by reference are available from the Company without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. Requests should be sent to the Secretary, Lantronix, Inc., 15353 Barranca Parkway, Irvine, CA 92618.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

     THIS PROXY STATEMENT IS DATED OCTOBER 18, 2004. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                                                      APPENDIX A

CHARTER - AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF LANTRONIX, INC., AMENDED
                               SEPTEMBER 30, 2004

     ORGANIZATION

     This charter governs the operations of the Audit Committee of the Board of Directors. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT  OF  POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established from time to time by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent registered public accountants, and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The audit committee is empowered to retain outside counsel, accounting, or other experts to obtain advice and assistance.

RESPONSIBILITIES  AND  PROCESSES

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements, and the independent registered public accountants are responsible for auditing those financial statements.

     The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

     The committee shall have a clear understanding with management and the independent registered public accountants that the independent registered public accountants are ultimately accountable to the audit committee and the board, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to appoint, compensate, oversee the work of the independent registered public accountants (including resolving disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work and, where appropriate, replace the independent registered public accountants. The committee shall actively discuss with the independent registered public accountants their independence from management and the Company and obtain a formal written statement delineating all relationships between the independent registered public accountants and the Company, as well as other matters in the written disclosures required by the

Independence Standards Board. The committee shall also consider the compatibility of nonaudit services with the independent registered public accountants' independence and shall pre-approve any nonaudit services provided to the Company by the independent registered public accountants. Annually, the committee shall review and select the Company's independent registered public accountants.

     The committee shall discuss with the independent registered public accountants the overall scope and plans for their respective audits including the adequacy of staffing and compensation for services rendered and shall pre-approve all auditing services. Also, the committee shall evaluate and discuss with management and the independent registered public accountants the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent registered public accountants, with and without management present, to discuss the results of their examinations and will provide sufficient opportunity for the independent registered public accountants to meet privately with the members of the committee.

     The committee shall review and approve in advance any related-party transactions and will establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     The committee shall review the interim financial statements with management and the independent registered public accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent registered public accountants under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

     The committee shall review with management and the independent registered public accountants the financial statements to be included in the Company's Annual Report on Form 10-K or the annual report to shareholders if distributed prior to the filing of Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent registered public accountants under generally accepted auditing standards.

                                                                      APPENDIX B

                                 LANTRONIX, INC.

             AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

     The  following  constitute  the provisions of the Amended and Restated 2000
Employee  Stock  Purchase  Plan  of  Lantronix.

1.     Purpose.  The  purpose of the Plan is to provide employees of the Company
       -------
and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.     Definitions.
       -----------

(a)     "Board"  shall  mean  the  Board  of  Directors  of  the  Company or any
         -----
committee thereof designated by the Board of Directors of the Company in accordance with Section 14 of the Plan.

(b)     "Code"  shall  mean  the  Internal  Revenue  Code  of  1986, as amended.
         ----

(c)     "Common  Stock"  shall  mean  the  common  stock  of  the  Company.
         -------------

(d)     "Company"  shall  mean  Lantronix  and  any Designated Subsidiary of the
         -------
Company.

(e)     "Compensation"  shall  mean  all  base  straight  time  gross  earnings,
         ------------
bonuses, commissions, and overtime payments, but exclusive of incentive compensation, incentive payments, and other compensation.

(f)     "Designated  Subsidiary"  shall  mean  any  Subsidi-ary  that  has  been
         ----------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g)     "Employee"  shall  mean any individual who is an Employee of the Company
         --------
for tax purposes whose customary employment with the Company are at least twenty
(20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

(h)     "Enrollment  Date"  shall  mean  the  first Trading Day of each Offering
         ----------------
Period.

(i)     "Exercise Date" shall mean the last Trading Day of each Purchase Period.
         -------------

(j)     "Fair  Market  Value"  shall  mean,  as of any date, the value of Common
         -------------------
Stock  determined  as  follows:

     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or

     (iv) For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the "Registration Statement").

(k)     "Offering  Periods"  shall mean the periods of approximately twenty-four
         -----------------
(24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after August 1 and February 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before July 30, 2002. The duration and timing of Offering Periods may be changed pursuant to
Section  4  of  this  Plan.

(l)     "Plan" shall mean this Amended and Restated 2000 Employee Stock Purchase
         ----
Plan.

(m)     "Purchase  Period"  shall  mean  the  approximately  six  month  period
         ----------------
commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(n)     "Purchase  Price"  shall mean 85% of the Fair Market Value of a share of
         ---------------
Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(o)     "Reserves"  shall  mean  the number of shares of Common Stock covered by
         --------
each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(p)     "Subsidiary" shall mean a corporation, domestic or foreign, of which not
         ----------
less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(q)     "Trading Day" shall mean a day on which national stock exchanges and the
         -----------
Nasdaq  System  are  open  for  trading.

3.     Eligibility.
       -----------

(a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock

(determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.     Offering  Periods.  The  Plan  shall  be  implemented  by  consecutive,
       -----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after March 1 and September 1 of each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective and ending on the last Trading Day on or before August 31, 2002. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.     Participation.
       -------------
(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.     Payroll  Deductions.
       -------------------

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the
Offering Period in an amount not exceeding fifteen percent 15 % of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)     Notwithstanding  the  foregoing,  to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.     Grant  of  Option.  On  the Enrollment Date of each Offering Period, each
       -----------------
eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than 25,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future
     Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8.     Exercise  of  Option.
       --------------------

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

(b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

9.     Delivery.  As  promptly as practicable after each Exercise Date, on which
       --------
a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10.     Withdrawal.
        ----------
(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.     Termination  of  Employment.
        ---------------------------

     Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12.     Interest.  No  interest  shall  accrue  on  the  payroll deductions of a
        --------
participant  in  the  Plan.

13.     Stock.
        -----

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,500,000 shares plus an annual increase to be added on the first day of the Company's fiscal year beginning in Year 2001, equal to the lesser of (i) 150,000 shares, (ii) 2% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Plan was initially funded with 750,000 shares of the Company's Common Stock . By operation of the provision in
Section 13(a)(i), shares have been added to the Plan on four separate occasions, such that a total of 600,000 shares were added to the Plan before the shareholders approved amending and restating the Plan to add an additional 750,000 shares effective as of November 18, 2004.

(b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.     Administration.  The  Plan  shall  be  administered  by  the  Board or a
        --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

15.     Designation  of  Beneficiary.
        ----------------------------

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.     Transferability.  Neither payroll deductions credited to a participant's
        ---------------
account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.     Use  of  Funds.  All  payroll deductions received or held by the Company
        --------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.     Reports.  Individual  accounts  shall be maintained for each participant
        -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.     Adjustments  Upon  Changes  in Capitalization, Dissolution, Liquidation,
        ------------------------------------------------------------------------
Merger  or  Asset  Sale.
  ---------------------

(a)     Changes  in  Capitalization.  Subject  to  any  required  action  by the
        ---------------------------
shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)     Dissolution or Liquidation.  In the event of the proposed dissolution or
        --------------------------
liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)     Merger  or  Asset  Sale.  In  the  event  of  a  proposed sale of all or
        -----------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.     Amendment  or  Termination.
        --------------------------

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

     (i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

     (ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

     (iii)  allocating  shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.     Notices.  All  notices  or  other communications by a participant to the
        -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.     Conditions  Upon  Issuance  of  Shares.  Shares shall not be issued with
        --------------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.     Term of Plan.  The Plan shall become effective upon the earlier to occur
        ------------
     of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

24.     Automatic  Transfer  to  Low  Price  Offering  Period.  To  the  extent
        -----------------------------------------------------
permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A
                                    ---------

                                 LANTRONIX, INC.
             AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

_____  Original  Application     Enrollment  Date:___________
_____  Change  in  Payroll  Deduction  Rate
_____  Change  of  Beneficiary(ies)

1. ____________________ hereby elects to participate in the Lantronix Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and sub-scribes to purchase shares of the Company's Common Stock in accordance with this Sub-scription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to share-holder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the
                                                    ----------------------------
Company in writing within 30 days after the date of any disposition of my shares
--------------------------------------------------------------------------------
and  I  will make adequate provision for Federal, state or other tax withholding
--------------------------------------------------------------------------------
obligations,  if any, which arise upon the disposition of the Common Stock.  The
--------------------------------------------------------------------------
Company may, but will not be obligated to, withhold from my compensation the amount neces-sary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please  print)_____________________________________________________
                         (First)               (Middle)          (Last)
     _________________________
     Relationship

                              (Address)
     Employee's  Social
     Security  Number:        ____________________________________
     Employee's  Address:     ____________________________________
                              ____________________________________
                              ____________________________________

(1) I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:_________________    ____________________________________
                           Signature  of  Employee

                           ____________________________________
                           Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B
                                    ---------

                                 LANTRONIX, INC.
             AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN
                              NOTICE OF WITHDRAWAL

     The  undersigned  participant  in  the  Offering  Period  of  the Lantronix
Employee Stock Purchase Plan which began on ____________, ______ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name  and  Address  of  Participant:
________________________________
________________________________
________________________________

Signature:
________________________________
Date:___________________________

                                                                      APPENDIX C

                              AMENDED AND RESTATED
                 CERTIFICATE OF INCORPORATION OF LANTRONIX. INC.

                                       I.

     The  name  of  this  corporation  is  Lantronix,  Inc. (the "Corporation").

                                       II.

     The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                      III.

     The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                       IV.

     The Corporation is authorized to issue two classes of shares to be designated respectively Common Stock, par value $0.0001 per share (the "Common Stock"), and Preferred Stock, par value $0.0001 per share (the "Preferred
Stock"). The total number of shares of Common Stock the Corporation shall have authority to issue shall be 200,000,000 and the total number of shares of Preferred Stock the Company shall have the authority to issue shall be 5,000,000.

     The relative rights, preferences, privileges and restrictions granted to or imposed on the respective classes of the shares of capital stock or the holders thereof are as follows:

1.     Voting  Rights:
       --------------

(a) Except as otherwise required by law or by this Certificate of Incorporation, the holder of each share of Common Stock issued and outstanding shall have one vote and the holder of each share of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Functional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole dollar.

(b) The holders of the Preferred and Common Stock shall vote for the Corporation's Board of Directors as follows: all members elected by the holders of the Preferred and Common Stock, voting together as a class. Any director designated under this Section 1(b) may be removed from the Board only at the written request of the holders which designated such director in accordance with
Section 1(b). In the event of death, resignation, removal, or inability to serve of any designees, the resulting vacancy on the Board shall be filled by an individual designated by the holders who designated the vacating director.

                                       V.

     To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     Neither any amendment, modification nor repeal of this Article, nor the adoption of any provision of the Certificate of Incorporation inconsistent with this Article, shall eliminate, reduce or adversely affect, any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification, repeal or adoption of an inconsistent provision.

                                       VI.

     Effective upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

                                      VII.

     Effective upon the closing of a firm commitment underwritten public offering of Common Stock of the Corporation, no stockholder will be permitted to cumulate any votes at any election of directors.

                                      VIII.

     A director shall hold office from the effective date of such director's election until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office. The term of each director who is serving as a director on the effective date of this amended and restated certificate of incorporation shall expire at the next annual meeting of stockholders after such date and upon the election and qualification of such director's successor, or upon such director's earlier resignation or removal, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

                                       XI.

     The Board of Directors of the Corporation is expressly authorized to adopt, amend, or repeal the Bylaws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or otherwise.

     Notwithstanding any other provision of this Certificate of Incorporation, the Bylaws of the Corporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of stock of the Corporation required by law, this Certificate of Incorporation or any Preferred Stock designation, the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the voting power of the then outstanding shares of the voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the modification, amendment or repeal of
Section 2.2 (Annual Meeting), Section 2.3 (Special Meeting), Section 2.5 (Advance Notice of Stockholder Nominees and Stockholder Business), Section 3.3 (Election and Term of Office of Directors), and Section 3.4 (Resignation and Vacancies) of the Bylaws of the Corporation or of Article VIII or this Article IX of this Certificate of Incorporation.

                                       X.

     Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

                                       XI.

     The  Corporation  is  to  have  perpetual  existence.

                                      XII.

     The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                      XIII.

     Advance notice of new business at stockholders' meetings and stockholder proposals and stockholder nomination for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

                                      XIV.

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                       XV.

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

     The undersigned incorporator hereby acknowledges that the above Certificate of Incorporation of Lantronix, Inc., is her act and deed and that the facts stated therein are true.

Dated:  __________


     __________________________________
     Secretary